SUPPLEMENT TO THE CLASS A PROSPECTUS
OF
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
For the Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
(each a “Fund” and together the “Funds”)

At a meeting held August 10-12, 2020, the Board of Trustees of Wells Fargo Funds Trust approved changes to the Class A sales charge schedule for the Funds, effective with purchases made on or after September 21, 2020. In connection with this change, the following amendments are made to the Prospectus, effective with purchases made on or after September 21, 2020:

In the section “Account Information - Share Class Features” the table entitled Class A Sales Charge Schedule for the California Limited-Term Tax-Free Fund, Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund is replaced with the following:

Class A Sales Charge Schedule for the California Limited-Term Tax-Free Fund, Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid To Intermediary As % of Public Offering Price
Less than $100,000	2.00%	2.04%	1.75%
$100,000 but less than $250,000	1.00%	1.01%	0.85%
$250,000 and over	0.00%[1]	0.00%	0.40%[2]
1.	If you redeem Class A shares purchased at or above the $250,000 breakpoint level within twelve months from the date of purchase, you will pay a CDSC of 0.40% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see “CDSC Waivers”). For redemptions of Class A shares of the Fund purchased prior to August 1, 2018, the CDSC terms that were in place at the time of purchase will continue to apply.
2.	The commission paid to an intermediary on purchases above the $250,000 breakpoint level includes an advance by Wells Fargo Funds Distributor of the first year’s shareholder servicing fee.

Please note that beginning September 21, 2020, any purchases made by investors with an active Letter of Intent (LOI) will be subject to the terms of the new load schedule.

August 13, 2020	MIR080/P1101S3